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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              September 9, 1997



                              GILMAN & CIOCIA, INC.
                 (Name of small business issuer in its charter)


      Delaware                     000-22996                        11-2587324
(State or jurisdiction             Commission                    (I.R.S.Employer
of incorporation or                file                           Identification
organization)                      number                               No.)


475 Northern Boulevard, Great Neck, NY                                   11021
(Address of principal executive offices)                              (Zip Code)


                                 (516) 482-4860
                (Issuer's Telephone Number, Including Area Code)
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ITEM 4.   Changes in Registrant's Certifying Accountant.

          BDO Seidman, LLP ("BDO") was dismissed as the principal independent accountants of Gilman & Ciocia, Inc. (the "Company") as of September 9, 1997. Such former principal accountant's report on the financial statements of the Company for the prior year did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. The decision to replace the Company's independent accountants was made by the Company's Board of Directors. There was no disagreement with the former accountants, either that was resolved or that remained unresolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          On September 9, 1997, the Company engaged Arthur Andersen, LLP as its new principal independent accountants.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 10, 1997

                                   GILMAN & CIOCIA, INC.

                                   By:/s/ Thomas Povinelli
                                      ----------------------------------
                                      Thomas Povinelli
                                      Vice President (authorized signatory)
                                      Chief Operating Officer